BOOTH CREEK SKI GROUP, INC.
                                    1997 STOCK OPTION PLAN

                                    STOCK OPTION AGREEMENT


        This  STOCK  OPTION  AGREEMENT  dated  as of  February  28,  1998  (this
"Agreement"), is by and between Booth Creek Ski Group, Inc., a Delaware corporation ("BCSG"), and the individual whose name appears on the signature page hereof as "Holder" (together with such individual's Designated Beneficiary (as defined in the Plan), the "Holder").

                                           RECITALS

        WHEREAS, BCSG has adopted the Booth Creek Ski Group, Inc. 1997 Stock Option Plan (the "Plan") to promote the long-term success of the Company by strengthening the Company's ability to attract and retain highly competent managers and other selected employees and to provide a means to encourage stock ownership and proprietary interest in BCSG; and

        WHEREAS, pursuant to the Plan, the Board of Directors of BCSG has awarded to the Holder an option (the "Option") to purchase ten (10) shares of the Class A Common Stock, $0.001 par value, of BCSG ("Common Stock"), and BCSG and the Holder desire to evidence and set forth the terms and conditions of the Option pursuant to this Agreement;

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.      Defined Terms.

        Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Plan.

2.      Grant of Option.

        In accordance with the terms of the Plan, BCSG hereby grants to the Holder, as a matter of separate agreement and not in lieu of salary or any other compensation for services, an option to purchase ten (10) shares of Common Stock, subject to the terms and conditions of the Plan and this Agreement. Any shares of Common Stock issuable upon the exercise of the Option are referred to herein as "Shares."

3.      Exercise Price.

        The exercise price for the Option shall be $500.00 per vested Share, subject to adjustment as provided in Section 11 hereof and Section 14 of the Plan. The exercise price shall be paid by



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the Holder to BCSG on the date on which the Option is exercised  for Shares with respect to which the Option has vested.

4.      Medium and Time of Payment.

        The exercise price for Shares shall be paid in United States dollars in cash on or prior to the date on which the Option is exercised with respect to such Shares. Payment in full shall be required prior to the issuance of any Shares pursuant to the Option. In addition, prior to or concurrently with delivery to the Holder of a certificate representing such Shares, the Holder shall pay any and all amounts necessary to satisfy applicable federal, state and local tax requirements (including withholding requirements).

5.      Vesting of Option.

        (a) The Option shall not become exercisable with respect to any Shares until the date it vests with respect to such Shares. The Option awarded pursuant to Section 2 shall vest (i) with respect to 20% of the Shares, on the date hereof and (ii) with respect to an additional 20% of the Shares, on each of the second, third, fourth and fifth anniversary of the date hereof. Subject to Sections 5(b) and 6 below, in the event Holder's Employment with the Company is terminated (A) by the Company for any reason (other than for Cause), (B) as a result of the death or disability of the Holder or (C) by the Holder, if the Holder is a party to a written employment agreement with the Company, (i) as a result of a breach of the Company in any material respect of its obligations under its employment agreement with such Holder and the Company's failure to cure such breach within any cure periods provided therein or (ii) as the result of a material reduction by the Company in such Holder's reporting responsibilities, titles, authority, offices or duties as in effect immediately prior to such change and the Company's failure to cure such reduction within any cure periods provided in such Holder's employment agreement, in any case, during the period commencing on the first anniversary of the date hereof and ending on the fifth anniversary of the date hereof, then the Option shall vest with respect to an additional 1.6667% of the Shares for each full month between the date of the immediately preceding anniversary of the date hereof and the Employment Termination Date (i.e., the 20% that would have vested at the end of such year will vest on a monthly, pro rata basis).

        (b) Notwithstanding the provisions of Section 5(a) hereof, if not earlier terminated, the Option shall immediately become fully vested and exercisable with respect to all Shares upon (i) the occurrence of a Change in Control or (ii) the termination by Holder of Holder's Employment within 45 days after either of the two following occurrences (each is referred to hereinafter as a "Good Reason"); (A) George N. Gillett, Jr. ceases to be Chief Executive Officer of BCSG or (B) George N. Gillett, Jr. and members of his immediate family cease to own sufficient shares of stock of BCSG to be able to elect a majority of the Board of Directors of BCSG.



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        (c) The Option shall not vest or become  exercisable with respect to any
Share solely as a result of a Public Offering, but shall vest and become exercisable only as otherwise set forth in Sections 5(a) and (b) hereof.

        (d) Notwithstanding anything else herein to the contrary, in no event may the Option be exercised with respect to a vested Share after the tenth anniversary of the Effective Date, except as otherwise provided in the proviso to Section 6(b) hereof.

6.      Termination of Employment.

        (a) (i) If the Holder's Employment is terminated for Cause (as defined in clause (ii)(B) or (ii)(C) of the definition thereof (or, if applicable, the corresponding provisions of the definition of "cause" in Holder's employment agreement with the Company)), the Holder's Option, whether or not vested at the Employment Termination Date with respect to any Shares, will be automatically canceled as of the Employment Termination Date.

               (ii) If Holder's Employment is terminated for Cause (other than of the type referenced in Section 6(a)(i) hereof), the Holder's Option will be automatically canceled as of the Employment Termination Date (A) to the extent not vested at the Employment Termination Date with respect to any Shares and (B) to the extent of 50% of the Shares that have vested as of the Employment Termination Date (other than the Shares with respect to which the Option vested on the date hereof).

        (b) If the Holder's Employment is terminated for any reason (other than by the Company for Cause), including due to the Holder's death, disability, voluntary resignation or termination by the Company for reasons other than for Cause, that portion of the Holder's Option that was not vested in Shares at the Employment Termination Date (according to the rules provided therefor in Section 5 hereof) will be automatically canceled as of the Employment Termination Date, and the Shares subject to that portion of the Holder's Option that were vested at the Employment Termination Date must be purchased by the Holder for the Exercise Price within 120 days of such Employment Termination Date, or otherwise be canceled on such 120th day; provided, however, that if (i) BCSG is then prohibited by law or by any agreement to which it is bound from purchasing any such Shares pursuant to a Put and the Common Stock is not then Publicly Traded or (ii) the Common Stock is Publicly Traded but the Holder is subject to a contractual agreement, executed by the Holder at the request of the Company, not to sell Shares, Holder shall have the right to purchase such Shares until 120 days after the earlier of (A) Holder's receipt of written notice from BCSG that BCSG is able to perform its obligations under Section 7 with respect to such Shares and (B) the Common Stock becoming Publicly Traded and any such contractual restrictions cease to apply, and such Shares have been registered in accordance with Section 10(b). If the Holder does not exercise Holder's right to purchase such Shares by the expiration of such 120-day period, the Option shall be canceled upon the expiration of such 120-day period; provided, however, that if Holder has delivered a Put Notice, but the Put Closing has not occurred on or as of such 120th day, Holder shall have the right to purchase such



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Shares until and including  the date of the Put Closing.  BCSG will provide such notice promptly following its becoming permitted to purchase such Shares.

7.      Put Rights.

        (a) Put. Subject to Section 7(d) hereof, if the Holder's Employment is terminated for any reason other than cause, the Holder will have the right (a "Put"), for a period of 180 Qualified Days commencing on the Employment Termination Date, exercisable by delivery of written notice (the "Put Notice") to BCSG, to require BCSG to purchase for the Put Price (as defined below) any part or all of the Shares then owned by the Holder which has been issued upon exercise of the Holder's Option or which is issuable upon the exercise of the Holder's Option (the Shares or the underlying Option described in each Put Notice is referred to collectively as the "Put Shares"). For purposes hereof, a "Qualified Day" is any day on which BCSG is not prohibited by law or by any agreement to which it is bound from purchasing Shares pursuant to a Put. The Holder may not deliver more than one Put Notice. A Put Notice, once delivered, shall be irrevocable. The date on which a Put Notice is so delivered by the Holder shall be referred to as the "Put Exercise Date."

        (b) Determination of Put Price. The "Put Price" shall be the price of the Put Shares on the Employment Termination Date determined as set forth in this Section 7(b). In the event that a Put is exercised by Holder with respect to Shares without Holder first having exercised the Option with respect to such Shares, the Put Price for such Shares shall be equal to (i) the Put Price determined in accordance with this Section 7(b) minus (ii) the Exercise Price for such Shares. The Holder and BCSG shall seek to reach agreement on the fair market value of the Put Shares for a period of up to 30 days after the Put Exercise Date and, if they shall reach agreement thereon, the dollar amount so agreed upon shall be the "Put Price." For purposes of this Agreement, the fair market value of the Put Shares will be heir pro rata portion of the fair market value of all of the shares of Common Stock outstanding (on a fully diluted basis). If the Holder and BCSG are unable to reach agreement within such 30-day period, the Holder and BCSG shall seek for an additional 15 days to reach agreement on an Investment Bank to determine the fair market value of the Put Shares on the Put Exercise Date. If the parties reach agreement on an Investment Bank, such Investment Bank shall be promptly retained by BCSG and shall, within 60 days following its retention, determine the fair market value of the Put Shares on the Put Exercise Date and submit its report to each of the parties. If the parties are unable to reach agreement on an Investment Bank, each party shall, within the following 15 days, deliver to the other party a list of six Investment Banks, numbered one through six. The Investment Bank appearing on both lists and having the lowest total numbers assigned to it shall be promptly retained by BCSG and shall, within 60 days following its retention, determine the fair market value of the Put Shares (as provided above) and submit its report to each of the parties (e.g., if Investment Bank X is assigned number 1 on the Holder's list and number 6 on BCSG's list and Investment Bank Y is assigned number 2 on BCSG's list and number 4 on the Holder's list, Investment Bank Y shall be retained to determine the Put Price). If either party fails to deliver a list of six Investment Banks within such 15-day period, the determination as to "Put Price' shall



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be made by the  Investment  Bank  assigned  number  one on the list of the other party. If no Investment Bank appears on the list of both the Holder and BCSG, the Holder and BCSG shall, within the following 15-day period, deliver to the other party a list of six Investment Banks, numbered one through six. The Investment Bank appearing on both lists and having the lowest total numbers assigned to it shall be promptly retained by BCSG to determine the fair market value of the Put Shares in accordance with the foregoing. If no Investment Bank appears on the lists of both the Holder and BCSG, the Holder and BCSG shall continue to deliver lists of six Investment Banks until one Investment Bank is chosen as provided above. In any event, if no Investment Bank has been chosen pursuant to this methodology within 90 days after the Put Exercise Date, either the Holder or BCSG may retain the American Arbitration Association to select an Investment Bank. The fees and expenses of any Investment Bank retained to determine the Put Price shall be paid by BCSG. The determination of the Put Price by an Investment Bank in accordance with the terms hereof shall be final and binding on the Holder and BCSG.

        (c) Put Closing. The closing (the "Put Closing") of the purchase and sale of Shares pursuant to a Put will take place on a date selected by BCSG which will be no earlier than the 16th and no late than the 30th day following the date of the final determination of the Put Price pursuant to Section 7(b) hereof. Payment of the Put Price for all Shares tendered will be paid by BCSG at the Put Closing by cashier's or certified check or by wire transfer of immediately available funds to an account designated by the Holder. If Holder's right to exercise Holder's Option was suspended in accordance with the proviso to Section 6(b), BCSG shall pay to the Holder, in addition to the Put Price, interest on the unpaid Put Price at an annual rate equal to the prime rate as published from time to time by The Wall Street Journal for the period between the Put Exercise Date and the Put Closing.

        (d) Limitations on Put Rights. Notwithstanding anything in this Agreement to the contrary, (i) Holder shall not have a Put with respect to any Shares if and so long as the Common Stock is Publicly Traded and (ii) BCSG shall not be required to purchase any Shares pursuant to a Put to the extent that BCSG is then prohibited from doing so by law or by any agreement to which it is bound.

8.      Call Right.

        (a) Call. BCSG shall have the right (a "Call"), exercisable at any time after the termination of Holder's Employment by the Company for Cause or by the Holder without Good Reason, in either case, by the delivery of written notice to the Holder (a "Call Notice"), to purchase all Shares acquired by such Holder pursuant to the exercise of an Option (the Shares described in each Call Notice is referred to collectively as the "Call Shares"). The date on which a Call Notice is so delivered by BCSG shall be referred to as the "Call Exercise Date."

        (b) Determination of Call Price. The "Call Price" shall be the price of the Call Shares on the Call Exercise Date determined as set forth in this
Section 8(b). The Holder and BCSG shall seek to reach agreement on the fair market value of the Call Shares for a period of up to 30



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days after the Call  Exercise Date and, if they shall reach  agreement  thereon, the dollar amount so agreed upon shall be the "Call Price." For purposes of this Agreement, the fair market value of the Call Shares will be their pro rata portion of the fair market value of all of the shares of Common Stock outstanding (on a fully diluted basis). If the Holder and BCSG are unable to reach agreement within such 30-day period, the Holder and BCSG shall seek for an additional 15 days to reach agreement on an Investment Bank to determine the fair market value of the Call Shares on the Call Exercise Date. If the parties reach agreement on an Investment Bank, such Investment Bank shall be promptly retained by BCSG and shall, within 60 days following its retention, determine the fair market value of the Call Shares on the Call Exercise Date and submit its report to each of the parties. If the parties are unable to reach agreement on an Investment Bank, each party shall, within the following 15 days, deliver to the other party a list of six Investment Banks, numbered one through six. The Investment Bank appearing on both lists and having the lowest total numbers assigned to it shall be promptly retained by BCSG and shall, within 60 days following its retention, determine the fair market value of the Call Shares (as provided above) and submit its report to each of the parties. If either party fails to deliver a list of six Investment Banks within such 15-day period, the determination as to "Call Price" shall be made by the Investment Bank assigned number one on the list of the other party. If no Investment Bank appears on the list of both the Holder and BCSG, the Holder and BCSG shall, within the following 15-day period, deliver to the other party a list of six Investment Banks, numbered one through six. The Investment Bank appearing on both lists and having the lowest total numbers assigned to it shall be promptly retained by BCSG to determine the fair market value of the Call Shares in accordance with the foregoing. If no Investment Bank appears on the lists of both the Holder and BCSG, the Holder and BCSG shall continue to deliver lists of six Investment Banks until one Investment Bank is chosen as provided above. In any event, if no Investment Bank has been chosen pursuant to this methodology within 90 days after the Call Exercise Date, either the Holder or BCSG may retain the American Arbitration Association to select an Investment Bank. The fees and expenses of any Investment Bank retained to determine the Call Price shall be paid by BCSG. The determination of the Call Price by an Investment Bank in accordance with the terms hereof shall be final and binding on the Holder and BCSG.

        (c) Call Closing. Each closing (a "Call Closing") of the purchase and sale of Shares pursuant to a Call will take place on a date selected by BCSG which will be no earlier than the 16th and no later than the 30th day following the date of the final determination of the Call Price pursuant to Section 8(b) hereof. Payment of the Call Price for all Shares tendered will be paid by BCSG at the Call Closing by cashier's or certified check or by wire transfer of immediately available funds to an account designated by the Holder.

9.      Stockholders Agreement.

        The Shares shall be subject to the terms of the Stockholders Agreement. Concurrently with the issuance to Holder of Shares upon the exercise of the Option, Holder shall become a party to the Stockholders Agreement by executing an amendment or restatement of the Stockholders Agreement or a supplementary agreement to that effect. The certificates


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representing  Shares  issued upon  exercise of the Option shall bear the legends required by the Stockholders Agreement and such other legends as BCSG may deem appropriate to comply with all applicable federal and state securities laws.

10.     Compliance with Securities Laws.

        (a) Unless the Shares issued upon exercise of the Option are registered under the Securities Act of 1933, as amended (the "Securities Act"), and the securities laws of all other appropriate jurisdictions, the obligation of BCSG to issue Shares upon exercise of the Option shall be subject to receipt from Holder of a written representation to the effect that (i) Holder is purchasing the shares for Holder's own account for investment, and not with a view to, or for resale in connection with, the distribution thereof, and has no present intention of distributing or reselling any thereof, (ii) Holder has the financial ability to bear the economic risks of Holder's investment in the Shares to be purchased, (iii) Holder has such knowledge and experience in financial and business matters, and knowledge of and experience with the Company, to be capable of evaluating the merits and risks of the purchase of the Shares to be purchased by Holder, and (iv) such other representations as are necessary or appropriate to establish an exemption from registration. Shares issued or issuable upon the exercise of the Option shall not be transferable unless an exemption from such registration is available and, as appropriate, only with a written opinion of counsel (which shall be satisfactory in form and substance to BCSG) that an exemption from registration under the Securities Act is available and that the transaction would not violate any applicable securities laws. Certificates for the Shares will bear such legends as BCSG deems necessary or appropriate in connection with the Securities Act and all other applicable securities laws.

        (b) BCSG shall have no obligation to register the Shares under the federal securities laws or take any other steps as may be necessary to enable the Shares to be offered and sold under the securities laws of any jurisdiction; provided, however, that in the event the Common Stock at any time becomes Publicly Traded, BCSG shall promptly cause the Shares to be registered pursuant to a Form S-8 registration statement.

11.     Dilution and Other Adjustments; Extraordinary Dividends.

        (a) In the event the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of BCSG or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares or otherwise) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each share of Common Stock subject or which may become subject to the Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. The Option shall



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also be  appropriately  amended as to price and other terms as the Board, in its sole discretion, may determine are necessary to reflect the foregoing events.

        (b) In the event that BCSG shall pay any extraordinary dividends or extraordinary distributions (which determination, in either case, shall be made in the good faith determination of the Board) on or with respect to the Common Stock, the Board shall treat the Option as having been fully exercised but shall retain the dividends or distributions applicable to the Option and release such dividends or distributions (without interest thereon) to the Holder of the Option only if, to the extent and at such time as the Option shall be exercised. Holder shall not be entitled to receive any extraordinary dividends or extraordinary distributions unless and until Holder's Option shall have vested and been exercised. Except as otherwise expressly provided in this Section 11(b), Holder shall not have any right to any dividends or distributions on or with respect to the Shares, unless and until Holder becomes a holder of Shares.

12.     Miscellaneous Provisions.

        (a) The Holder shall have no rights as a holder of BCSG's Common Stock with respect to the Option, unless and until certificates for Shares are issued to the Holder, except as otherwise provided in Section 11(b) hereof.

        (b) The Option shall not be transferable or assignable other than (i) by will or the laws of descent and distribution; (ii) by gift or other transfer or any trust or estate in which the original Holder or such Holder's spouse or other immediate relative has a substantial beneficial interest, or to a spouse or other immediate relative; or (iii) pursuant to a domestic relations order (as defined by the Code); provided, however, that the Option, if so transferred, shall continue to be subject to all the terms and conditions hereof. Shares received upon the exercise of the Option shall be transferable or assignable only pursuant to the terms of the Stockholders Agreement.

        (c) Neither this Agreement, the Option, the Plan nor any action taken hereunder or thereunder shall be construed as giving any employee, including the Holder, any right to be retained in the employ of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company or any of its Affiliates, which are hereby reserved, to discharge Holder at any time for any reason whatsoever, with or without cause.

        (d) The Option shall be canceled if it does not vest in accordance with Section 5 hereof.

        (e) The costs and expenses of the administering the Plan shall be borne by BCSG and not charged to the Holder.

        (f) During the term of the Option and Plan, BCSG will at all times reserve and keep available such numbers of Shares as may be issuable under the Plan upon exercise of the Option.




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        (g) This  Agreement is an  Individual  Option  Agreement as described in
Section 8 of the Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Any inconsistency between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and delivering this Agreement, Holder acknowledges receipt of the Plan and agrees to be bound by all of the terms thereof.

        (h) In the event that a court of competent jurisdiction determines that BCSG has failed to perform in any material respect any of its obligations under the Plan or this Agreement, BCSG shall pay all reasonable attorneys' fees and disbursements incurred by Holder in enforcing such Holder's rights thereunder or hereunder with respect to such failure to perform.

13.     Amendments and Termination.

        (a) The Plan may be amended by the Board as it deems necessary or appropriate to better achieve the purposes of the Plan, except that no such amendment which would increase the number of shares available for issuance (except as required in accordance with Section 14 of the Plan or Section 11 hereof) shall be made without the approval of the holders of a majority of BCSG's outstanding Common Stock. The Board may suspend the Plan or terminate the Plan at any time; provided, that no such action shall adversely affect any benefit outstanding hereunder.

        (b) The Board, in its sole discretion, may amend this Agreement or the Plan as it relates to the Option without the consent of Holder, but not in any manner adversely affecting the rights, interests or obligations of Holder hereunder.

14.     Tax Withholding.

        BCSG shall have the right to deduct from any settlement of the Option, including the delivery or vesting of Shares, a sufficient amount to cover withholding of any federal, state or local taxes required by law, or to take such other action as may be necessary to satisfy any such withholding obligations, including requiring that Holder, upon exercise of the Option, pay to BCSG in cash, in addition to the Exercise Price for Shares to be issued, an amount equal to any withholding tax liability incurred by BCSG in connection with such issuance.

15.     Other Benefit and Compensation Programs.

        Unless otherwise specifically determined by the Board, the Option is intended to be "nonqualified compensation" under the Code and shall not be deemed a part of Holder's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary. Nothing in this Agreement shall be deemed to confer upon Holder any right to receive additional options under the Plan.

16.     Unfunded Plan; No Fiduciary Relationship.

        Unless otherwise determined by the Board, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between BCSG and the Holder or other Person. To the extent any Person holds any rights by virtue of an award granted under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of BCSG.

17.     Regulatory Approvals.

        The implementation of the Plan, the granting of the Option and the issuance of Shares upon the exercise or settlement thereof shall be subject to BCSG's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options granted under it or the Shares issued pursuant to it.

18.     Successors and Assigns.

        This Agreement shall be binding on all heirs, successors and assigns of the Holder, including, without limitation, his or her Designated Beneficiary and the estate of the Holder and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Holder's creditors.

19.     GOVERNING LAW.

        THE VALIDITY AND CONSTRUCTION OF THE PLAN AND THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

20.     No Other Grants.

        The parties hereto acknowledge and agree that, except as expressly provided herein, BCSG has not granted to the Holder options to acquire any shares of the Common Stock.

                                   [signature page follows]

        IN WITNESS WHEREOF, BCSG and the Holder have duly executed this Stock Option Agreement as of the date first written above.

                                            BOOTH CREEK SKI GROUP, INC.,
                                            a Delaware corporation


                                            By:   /s/GEORGE GILLETT, JR.
                                                  -----------------------
                                                    George Gillett, Jr.

                                            Name:

                                            Title:          President

                                            HOLDER:
                                                        /s/ JOHN A. RICE
                                                        -------------------
                                                        John A. Rice

                                         Address:   3438 East Riverpark Drive
                                                    South Lake Tahoe, CA 96150